CANTERBURY INFORMATION TECHNOLOGY, INC.

                  PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                      Please sign and return immediately


KNOW ALL MEN BY THESE PRESENTS that I, the undersigned being a stockholder of Canterbury Information Technology, Inc., Medford, New Jersey do hereby constitute and appoint Stanton M. Pikus and Kevin J. McAndrew, or either one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution to attend the Special Meeting of Stockholders of said Corporation to be held at 1600 Medford Plaza, Medford, New Jersey 08055 on April 6, 2001 at 9:00 a.m. or any and all adjournment thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals specified in the notice of meeting dated March 6, 2001 or any and all adjournments thereof, with all the power I possess if I were personally present, hereby ratifying and confirming all that my said proxy or proxies may be in my name, place and stead as follows:

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

1. proposal to amend the Certificate of Incorporation to change the name of the Company from Canterbury Information Technology, Inc. to Canterbury Consulting Group, Inc.

     IN FAVOR OF [ ]     AGAINST [ ]    ABSTAIN [ ]



IF NO DESIGNATIONS ARE MADE IN THE SPACES PROVIDED ABOVE, THIS
PROXY WILL BE VOTED "IN FAVOR OF" THE ABOVE PROPOSAL. The shares represented by a properly executed Proxy will be voted as directed.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS; IT
MAY BE REVOKED PRIOR TO ITS EXERCISE.


_______________________________________(L.S.) DATE: _______, 2001
(Print Name)



_______________________________________(L.S.) DATE: _______, 2001

(Signature of Stockholder)

NOTE:     ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING
AS ATTORNEY,  EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR
CUSTODIAN, PLEASE GIVE FULL TITLE.  IF MORE THAN ONE TRUSTEE, ALL
SHOULD SIGN.


                   Please date, sign and mail your
                 proxy card back as soon as possible!

                   Special Meeting of Stockholders
                CANTERBURY INFORMATION TECHNOLOGY, INC.


                           April 6, 2001